Exhibit 99.1

Corporate Presentation October 2026

2 Forward-Looking Statements & Safe Harbor Except for historical information set forth herein, the matters set forth in this presentation contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," the negative of these terms and other comparable terminology. We cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform our prior statements to actual results or revised expectations. These statements are based upon the current beliefs and expectations of Turn Therapeutics' management and are subject to significant risks and uncertainties. By their nature, forward- looking statements involve risks and uncertainties because they depend on circumstances that may or may not occur in the future. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially. Risks include: industry competition; economic factors; regulatory challenges; uncertainties in clinical development and obtaining regulatory approvals; no guarantees that pipeline products will prove commercially successful; reliance on third-party partnerships and manufacturers; dependence on patent protections for PermaFusion®; and ability to access adequate capital. Although these statements are based on assumptions we believe are reasonable, we caution that forward-looking statements are not guarantees of future performance and you should not place undue reliance on them. Turn Therapeutics undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors can be found in the company's SEC filings available at www.sec.gov. This presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company's internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources. In addition, the information contained in this presentation is as of the date hereof (except where otherwise indicated), and the Company has no obligation to update such information, including in the event that such information becomes inaccurate or if estimates change. Subsequent materials may be provided by or on behalf of the Company in its discretion and such information may supplement, modify or supersede the information in these materials. Neither the Company, nor any of its respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM or symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

3 API in Liquid Solvent Patented Multi-Step Mixing Process w/out Emulsifier Petro / Oil Carrier A potentially transformative delivery platform enabling stable, emulsifier-free dispersion of active ingredients in oil-based carriers for superior penetration by APIs • Multi-patented, proprietary process • API-agnostic drug delivery platform designed for continued innovation • Suspended, non-diluted nanodroplets embedded within oil-based carrier deliver active ingredients through skin, nails, and mucous membranes • Compatible with any liquid or liquid-soluble API, including live payloads (i.e., viruses/vectors) PermaFusion: API-Agnostic Delivery Platform 3 1.3 Micron Active ingredient nanodroplets suspended within petrolatum matrix

# Executive Summary

**Turn Therapeutics is a biotechnology company developing GX-03, a potential first-in-class, precision, non-systemic immunomodulation therapy that targets IL-36 and key downstream cytokines to address high-unmet-need inflammatory diseases, with an initial focus on moderate to severe AD.**

## IL-36/IL-31 Inhibitor – GX-03

### Novel MOA

employs precision immunomodulation to prevent unnecessary immune activation and systemic uptake

### 200,000+

patients have received GX-03 with zero reported adverse events[1]

### Robust IP

including issued composition and method patents, supporting durable commercial exclusivity

### Phase 2 RCT trial

underway for moderate to severe AD, topline results expected Q1 2027

### FDA clearances

with non-cytotoxic, non-sensitizing and non-irritating claims



1. In other FDA cleared indications (or as a management tool for chronic wound care)

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# Turn Tx Pipeline

Expected ph 2 topline results (Q1 2027)

## GX-03

IL-36α, IL-36γ, IL-31 and IL-4 inhibitor

Non-systemic and non-steroid potentially best-in-class topical

| Indication | PRECLINICAL | PHASE I | PHASE 2 | PHASE 3 | Upcoming Milestones[1] |
|---|---|---|---|---|---|
| Moderate-to-Severe Atopic Dermatitis (AD) | | | | | Q1 2027: Topline Readout<br>Q4 2026: FDA Type B Meeting<br>Mid-2027: Phase 3 initiation |
| Onychomycosis (Toenail Fungus) | | | | | Q2 2027: Phase 3 initiation |
| Hidradenitis Suppurativa (HS) | | | | | Q1 2027: Phase 2a initiation |

## Medical Devices

MEDLINE — FDA-cleared antimicrobial surgical gauze out-licensed

MIMEDX — Sterile collagen powder out-licensed for $70M+ milestones

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1. Subject to successful completion of each phase and capital availability.

5

6 GX-03 for AD Phase 2 Ongoing IL-31 IL-4 IL-36

7 The Chronic Inflammatory 'Loop' TH2 IL-4, IL-13, IL-31 IL-31 Chronic AD Cycle IL-31 Drives Itch & Scratch Skin Barrier Disruption Skin barrier disruption results in release of IL-36 IL-36 initiates TH2 signaling with IL-4, IL-13, and IL-31 release IL-31 release drives itch which leads to further disruption of the skin barrier and restarts loop 7 IL-36 Th2 Immune Response

8 Stop the 'Loop' GX-03 Inhibition 8 GX-03 suppresses IL-36 release via targeted modulation of the epithelial microenvironment, blunting Th2 response GX-03 suppresses IL-31 signaling, blunting itch/scratch signal and continued barrier disruption IL-36 and IL-31 Inhibition GX-03 targets key upstream and downstream cytokines to stop the chronic inflammatory 'loop'

Ongoing Adaptive Phase 2 for GX-03 in AD Design: • Double-blind • 1:1 Randomized w/ Prospective 1:1 Stratification • Vehicle Controlled • BID Topical • Week 4 and Week 8 Endpoints • IDMC Governed Adaptive Design 9 Stage 2 Optimized Design Selected Endpoints: • Week 4 – vIGA-AD of 0/1 with ≥ 2 grade improvement • Week 4 – EASI-75 • Week 8 – EASI-90 • Week 8 – EASI-100 Endpoints will be evaluated using a single prespecified Hochberg multiple-testing method across the four endpoints. Population: • N = ~ 120-135 (Powered to ≥ 99.8%) • EASI ≥ 1.1, IGA ≥ 3 and PP-NRS ≥ 7 • Age: 18 – 80 • No concomitant therapy N ≈ 200 (Stage 1 & Stage 2 combined) Completed Stage 1 Analysis in June 2026 (N = 50) Currently Enrolling Stage 2 (N≈ 135) (Optimized design based upon results of Stage 1)

How is Atopic Dermatitis Severity Measured? 10 Lesion Severity vs Inflammatory Burden Lesion Severity Measured through vIGA-AD Inflammatory Burden Measured through EASI vIGA = 4 EASI≈1.1 vIGA = 4 EASI ≈ 17 ▪ Validated Investigator Global Assessment (vIGA-AD): A 5 point scale (0-4) rating overall disease severity based on the worst lesion characteristics – erythema, papulation, and lichenification. ▪ Eczema Area Severity Index (EASI): A weighted score (0-72) that accounts for the extent (% body surface area) and intensity of inflammation across 4 body regions. ▪ Key Difference: vIGA reflects the severity of the single worst area; EASI captures total inflammatory burden across the whole body.

Enrichment for PP-NRS≥7 Produced Stronger Treatment Separation in Multiple Key Efficacy Endpoints 11 Week 4 vIGA-AD Success (vIGA of 0/1 with ≥ 2 grade improvement) Week 4 EASI-75 (≥75% Improvement from Baseline) Week 8 EASI-90 (≥90% Improvement from Baseline) Week 8 EASI-100 (Complete Clearance) ITT N=50 (100% of Stage 1 completers) GX-03: n=27 Vehicle: n=23 PP-NRS ≥ 5 N=40 (80% of Stage 1 completers) GX-03: n=21 Vehicle: n=19 PP-NRS ≥ 6 N=35 (70% of Stage 1 completers) GX-03: n=18 Vehicle: n=17 PP-NRS ≥ 7 N=25 (50% of Stage 1 completers) GX-03: n=13 Vehicle: n=12 GX-03 Vehicle GX-03 Vehicle GX-03 Vehicle 61.9% 72.2% 61.5% 21.1% 17.7% 8.3% GX-03 Vehicle GX-03 Vehicle GX-03 Vehicle 71.4% 77.8% 69.2% 47.4% 47.1% 25.0% GX-03 Vehicle GX-03 Vehicle GX-03 Vehicle 42.9% 50.0% 53.8% 31.6% 29.4% 16.7% GX-03 Vehicle GX-03 Vehicle GX-03 Vehicle 38.1% 44.4% 46.2% 15.8% 17.7% 8.3% Stage 2 Enrichment Strategy Δ 40.8% p≈0.018 Δ 54.5% p≈0.002 Δ53.2% p≈0.012 Δ 44.2% Δ 30.7% Δ 24.0% Δ 11.3% Δ 20.6% Δ 37.1% Δ 37.9% Δ 26.7% Δ 22.3% GX-03 Vehicle 59.3% 30.4% GX-03 Vehicle 70.4% 52.2% GX-03 Vehicle 51.9% 34.8% GX-03 Vehicle 40.7% 17.4% Δ 28.8% p≈0.056 Δ 18.2% Δ 17.1% Δ 23.3% Week 4 vIGA-AD Success is Anticipated to be the Registrational Endpoint

# Stage 2 Design – Prospective Stratification by EASI

## Three Targeted Enrollment Groups

Stratified by Baseline EASI

Balanced by **Biased Coin Randomization**

**Baseline EASI 1.1-7**

N= ~60

1:1 Randomized

**Baseline EASI 7.1-15.9**

N= ~60

1:1 Randomized

**Baseline EASI ≥ 16**

N= ~15

1:1 Randomized

Enrollment continued during Stage 1 Analysis and Stage 2 Optimization

## Enrollment Criteria & Stratification

### 1. Baseline PP-NRS

*Baseline ≥ 7 – Mandatory Inclusion Criteria*

### 2. Baseline EASI

*Stratified by baseline EASI score*

- Separate strata(s) prevents imbalanced disease severity among GX-03 and Vehicle
- Stratified patient population represents full disease spectrum and EASI≥16 groups represent potential biological therapy candidates
- Intentional weighting among disease groups to generate robust treatment separation

### 3. Baseline vIGA-AD

*Baseline ≥ 3 – Mandatory Inclusion Criteria*

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13 Stage 2 Design – Representative Subgroup from Interim Analysis Baseline EASI ≥ 1.1 and Baseline PP-NRS ≥ 7 13 Baseline Characteristics GX-03 (n=13) Vehicle (n=12) Mean EASI (SD) 12.1 (13.3) 7.2 (5.7) Mean vIGA (SD) 3.15 (0.36) 3.08 (0.49) Baseline characteristics favor Vehicle Legends: GX-03 Vehicle SD – GX-03 SD – Vehicle

Stage 2 Design – Representative Subgroup from Interim Analysis Baseline EASI ≥ 1.1 and Baseline PP-NRS ≥ 7 14 Stage 2 Selected Endpoints GX-03 (n=13) Vehicle (n=12) Treatment Difference Two-Sided p-value* Week 4 vIGA-AD Success Anticipated Registrational Endpoint 61.5% (8/13) 8.3% (1/12) Δ 53.2% 0.0123 Week 4 EASI-75 69.2% (9/13) 25.0% (3/12) Δ 44.2% 0.0407 Week 8 EASI-90 53.8% (7/13) 16.7% (2/12) Δ 37.1% 0.0914 Week 8 EASI-100 46.2% (6/13) 8.3% (1/12) Δ 37.9% 0.0704 Baseline Characteristics GX-03 n=13 Vehicle n=12 Mean EASI (SD) 12.1 (13.3) 7.2 (5.7) Mean vIGA (SD) 3.15 (0.36) 3.08 (0.49) Baseline characteristics favor Vehicle *Fisher's Exact Test Stage 2 Statistical Power at n≈135 ~99.99% ~99.99% ~99.83% ~99.97% Enrichment for PP-NRS≥7 Produced Stronger Treatment Separation in Multiple Key Efficacy Endpoints

15 Stage 1 – Safety Summary 15 *Subject reported a mild warming sensation that was described as pleasant. **Subject reported a common cold which was determined by PI to not be treatment related. GX-03 Vehicle N = 27 N = 23 Subjects with AE, n 1* 1** Severe (Grade ≥ 2) 0 0 Serious AEs 0 0 AEs leading to study drug discontinuation 0 0

16 1. The National Eczema Association (NEA) 2. Largest by patient population, fastest based on projected market size (EvaluatePharma) 3. https://www.grandviewresearch.com/horizon/outlook/atopic-dermatitis-drugs-market/united-states 4. Subject to successful completion of each phase and capital availability. 16.5M US patients suffer from AD 1 6.6M patients in moderate- severe category 1 AD is the largest and fastest growing I&I market in the U.S. 2 Q1 2027 Phase 2 Topline Results Expected 2029 Potential Commercial Launch GX-03 Path to Market 4 High Unmet Needs ▪ Safe therapies ▪ Non-systemic therapies ▪ Rapid Action ▪ Needle-free options AD TAM & Prevalence 2027 Planned Phase 3 Initiation 16 2025 by 2030 $6.9B $9.6B 6.8% CAGR US Market Size 3

# GX-03: For Patients Across The Full Moderate-Severe AD Spectrum

**Lower EASI (1.1 – 7)**

Patients with clinically moderate-severe lesions per vIGA are not all eligible for the same treatments based upon current guidelines

**Higher EASI (>20)**

### Moderate, Limited
IGA 3/4 - EASI 1.1 - 3



**Typical Therapy Used**
- *Corticosteroids*
- *Calcineurin Inhibitors*
- *Ruxolitinib (Opzelura®)*
- *Tapinarof (Vtama®)*

### Moderate, Scattered
IGA 3/4 - EASI 3.1 – 7



**Typical Therapy Used**
- *Corticosteroids*
- *Calcineurin Inhibitors*
- *Ruxolitinib (Opzelura®)*
- *Tapinarof (Vtama®)*

**Currently Treated with Topicals (PDE4, AhR, JAK)**

### Moderate, Extensive
IGA 3 - EASI 14-16



**Typical Therapy Used**
- *High potency steroids*
- *Dupilumab (Dupixent®)*
- *Upadacitinib (Rinvoq®)*

### Severe, Extensive
IGA 4 - EASI > 20



**Typical Therapy Used**
- *Dupilumab (Dupixent®)*
- *Upadacitinib (Rinvoq®)*
- *Tralokinumab (Adbry®)*
- *Abrocitinib (Cibinqo®)*

**Currently Treated with Biologics**

*Patients with EASI<16 and IGA 3/4 are oftentimes not eligible for biologics despite clinically significant, localized disease.*

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18 (Toenail Fungus) GX-03 for Onychomycosis Phase 3 Ready

19 Study Results • Visible evidence of Beau's line development, clear nail plate • 70% complete cure1 (approx.) with once-daily application • 85% complete cure1 (approx.) with BID application • No adverse events reported during the study Study Design (n≈100) • GX-03 applied once daily or BID application • No debridement or occlusive dressings required GX-03 – Human Data in Onychomycosis Before After "Novel Approach to Polymicrobial Nail Infection" R. Dan Davis, DPM Former President of American Podiatric Medical Association 1. Complete cure is defined as 0% involvement of the target toenail (no clinical evidence of onychomycosis of the target toenail).

20 1. https://pubmed.ncbi.nlm.nih.gov/21555762/ 2. Complete cure is defined as 0% involvement of the target toenail (no clinical evidence of onychomycosis of the target toenail). 3. Not studied in head-to-head trials with GX-03 GX-03 successfully penetrated nails and eliminated fungal pathogens in the standard model In the same in-vivo model, GX-03 successfully penetrated the nail, REDUCING FUNGAL BURDEN BY 12% - 18% with just two weeks of application.¹ Lipid-based delivery enables passive diffusion of API through lipid bilayers. Currently approved topical onychomycosis products have failed to penetrate the nail and eliminate fungal pathogens leading to lower complete cure rates2,3 8.9% 6.5% 17.8% Current Topicals for Onychomycosis 100 80 60 40 20 0 Group 3 (infected + GX-03) Group 2 (infected control) Group 1 (non-infected control) Fungal Burden (%)

21 2026 Phase 3 Ready 2029 Potential Commercial Launch GX-03 Path to Market 3 High Unmet Needs • Effective therapies as current topical treatments are only 6-18% effective • Patent cliff for current onychomycosis treatments in 2026 Onychomycosis TAM & Prevalence 2025 by 2030 $1.96B $2.8B 5.00% CAGR US Market Size 2 2027 Planned Phase 3 Initiation 21 14% of population suffers from onychomycosis1 1 in 7 people globally suffers from onychomycosis1 Less than 30% of the affected population seeks treatment due to lack of awareness, limited efficacy and hepatotoxicity of available therapeutics4 1. https://www.cdc.gov/ringworm/hcp/clinical-overview/index.html 2. https://www.precedenceresearch.com/dermatophytic-onychomycosis-treatment-market 3. Subject to successful completion of each phase and capital availability. 4. https://www.mdedge.com/dermatology/article/99462/hair-nails/onychomycosis-treatment-united-states

22 Planned Phase 3 Pivotal Trial Design: • Double-blind • 1:1 Randomized • Vehicle Controlled • BID Topical Application • Week 52 Endpoints • Week 26 Interim Analysis 22 Endpoints: • Primary: Complete Cure at Week 52 • Key Secondary Endpoints: o Mycological Cure at Week 52 o < 5% Clinical Involvement at Week 52 o < 5% Mycological Involvement at Week 52 Population: • N ≈ 250 • Age: 18 – 80 • No concomitant therapy 2026 2027E 2028E Q1 2027 First Patient Dosing Planned Q4 2028 Topline Results Expected 1H 2028 Interim Analysis Expected

23 GX-03 for Hidradenitis Suppurativa (HS) Preclinical Stage IL-36

# HS – Major I&I Challenge with Significant Unmet Need

### Inflammatory Burden
HS is an IL-36 driven chronic, inflammatory, recurrent skin disease that causes follicular occlusion and rupture leading to painful inflammatory nodules and abscesses

### GX-03's IL-36 Pathway
GX-03 inhibits IL-36 signaling at site of disease, which may help downregulate key inflammatory mediators (IL-1β, IL-17A and TNFα)

### Skin Dysbiosis
Inflamed, occluded follicles trap anaerobic bacteria, resulting in tunnels, draining, and intensifying disease

### GX-03 Manages Dysbiosis
GX-03 manages skin dysbiosis by selectively eliminating trapped anaerobes without cytotoxicity or sensitization

### Systemic Options
Current HS treatments include steroids, biologics, and antibiotics, increasing the risk of treatment-related side effects

### Non-Systemic Topical
GX-03's non-systemic topical application potentially provides safe, needle-free treatment of both IL-36 driven inflammation and bioburden

## HS Progression


Early Nodule


Inflammatory Nodule


Abscess


Draining Tunnels

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25 GX-03 – Planned Phase 2a Trial in HS Study Design & Evaluations • Randomized, double-blind, vehicle-controlled, parallel-group • Safety and local tolerability • Standardized target-lesion assessment and photography 25 Trial Design Primary Efficacy Family: • Week 4 – HiSCR50 (≥50% reduction in abscesses) • Week 12 – HiSCR50 (≥50% reduction in abscesses) Both primary endpoints will be tested using a single prespecified Hochberg step-up procedure (two-sided family-wise α = 0.05). Secondary Endpoints: • HiSCR50 at Week 8 • HiSCR75 at Week 8 and 12 • AN Count at Week 4, 8 and 12 • SP-NRS30 at Week 2, 4 and 12 • DLQI at various time-points Population • 30 GX-03 : 30 Vehicle (1:1, stratified by baseline disease severity) • Adults with Hurley Stage II; ≥5 active inflammatory lesions across ≥2 anatomic areas • Topical GX-03 applied BID (vs matching vehicle) for 12 weeks, plus Week 16 safety follow-up Q1 2027 First Patient Dosing Planned 2026 2027E 2028E Q3 2027 Topline Readout Expected

26 High Unmet Need ▪Safe, non-systemic therapies ▪Lower cost treatment options ▪Limited approved treatment options for children ▪Tachyphylaxis and treatment durability HS – TAM & Prevalence Today by 2034 $1.96B $7.8B 15.6% CAGR Market Size 3 26 ~900K adults diagnosed with HS1 3x more common in women than men1 70% of global HS revenue is derived from US2 1. https://www.sciencedirect.com/science/article/abs/pii/S0738081X23000998 2. https://www.delveinsight.com/report-store/hidradenitis-suppurativa-market 3. https://www.pharmaceutical-technology.com/analyst-comment/hs-market-7mm-2034/

27 GX-03 – Future Clinical Milestones 1 2026 2027E 2028E Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 AD Atopic Dermatitis HS Hidradenitis Suppurativa Onychomycosis Toe-nail Fungus FDA Type B Meeting Ph 2 Topline Results Ph 3 Initiation 1. Subject to successful completion of each previous phase and/or capital availability as presented. Ph 2a Initiation Ph 2a Topline Results Ph 3 Initiation Interim Results Ph 3 Topline Results Cash Runway Funded Milestone Requires Additional Capital

# Financial & IP Highlights

**~$1M/qtr**
Current G&A burn as a public co.

**~$29M**
Total money raised since inception (2015)

**~$21M**
Cash burned since inception[1]

**$10.3M Cash Balance**
As of June 30, 2026

**Cash Runway into Q3 2027**
Additional capital available under existing facilities

**~29.8M Common Shares Outstanding**
As of June 30, 2026

**Extensive Patent Families**
Various patent families for composition and/or methods around API

**17 Issued Patents**
Various additional applications pending

**Coverage Through 2040**
Various applications pending to extend coverage

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1. $29.2M accumulated deficit as of June 30, 2026 includes stock-based compensation and non-cash expenses.

28

29 Advisors & KOLs Bradley Burnam Dr. Stephen Hahn, MD Dr. Neil Ghodadra, MD Zuraiz Chaudhary CEO, Chairman & Founder Clinical and Regulatory Lead Chief Medical Officer Chief Accounting Officer Key Management Stephen Bresnick, MD Board-Certified Plastic Surgeon Dr. Stephen Bresnick is a board-certified surgeon in skin health and immunology-related fields, has two doctorate degrees, and is an esteemed research publisher. Dr. Bresnick is an advisor and KOL for Turn's Atopic Dermatitis program. Dr. R. Daniel Davis, DPM Former President, CPMA & APMA Board of Trustee Dr. Davis is board Certified Foot and Ankle Surgeon and has been in practice for over 30 years. Dr. Dan Davis is an advisor and KOL for Turn's onychomycosis program. Management & Board Sasha Damouni Ellis Corporate Communications & IR Dr. Robert Redfield, MD Chief Scientific Officer Board Members Arthur Golden, JD Andrew Gengos Kent Kester, MD Martin Dewhurst Senior Counsel, Davis Polk & Wardwell Former CFO Terns Pharmaceuticals Executive Director, Vaccine Research and Development at CEPI McKinsey Veteran Senior Advisor at PJT Partners

Investors@turntherapeutics.com 250 N. Westlake Blvd, #210 Westlake Village, CA 91362 Thank You!

31 Appendix In-vivo and Safety Study

32 1. Utilizing a validated in-vivo AD model, www.cell.com N = 30 Inflammation induced using a standardized epicutaneous Staphylococcus aureus exposure protocol Group 1 N = 10 Pre-treatment Control Group 2 N = 10 No Treatment Control Group 3 N = 10 GX-03 Treatment 3.33 ~ Mean IGA after 7 days of S. aureus inducement IL-36 expression observed following microbial challenge 3.33 ~ Mean IGA after 7 days of S.aureus inducement 3.00 ~ Mean IGA after 7 days of no treatment No significant reduction in IGA 3.33 ~ Mean IGA after 7 days of S.aureus inducement 1.44 ~ Mean IGA after 7 days of GX-03 treatment 57% reduction in IGA over 7 days of treatment Group 2 and Group 3 at 14 days (p-value ~ 0.0003) Before After Before After 57% Reduction in Disease Severity in an IL-36 Environment1 Group 2 3.0 1.44 Group 3 1 2 3 4 IGA Score

33 Objective: To ascertain the immunological inhibitory effects of GX-03 for upstream and downstream cytokines N = 36 Group 1: no treatment (N = 18) Group 2: GX-03 treatment (N = 18) Inflammation induced using a standardized epicutaneous Staphylococcus aureus exposure protocol Cytokine Inhibition Demonstrated: Observed Inhibition of Key Upstream and Downstream Cytokines 1477 477 0 500 1000 1500 2000 2500 Group 1 Group 2 IL-31 Protein Expression Group 2 4160 3465 0 1000 2000 3000 4000 5000 Group 1 Group 2 IL-4 Protein Expression Group 2 Cytokine % Inhibition p-value IL-36α 50.08% 0.0000000000 IL-36γ 49.05% 0.0000000435 IL-31 67.70% 0.0000011200 IL-4 16.71% 0.00002870 5586 2788 0 1000 2000 3000 4000 5000 6000 7000 Group 1 Group 2 IL-36α Protein Expression Group 2 (Raw Integrated Density) 4865 2479 0 1000 2000 3000 4000 5000 6000 Group 1 Group 2 IL-36γ Protein Expression Group 2 (Raw Integrated Density) (Raw Integrated Density) (Raw Integrated Density)

# Phase 1-Level Safety Data:
# 53 Patients RIPT Study

## Trial Design

- First application: 48 hours of continuous exposure
- 2nd through 9th application: 24 hours of continuous exposure three times a week for three consecutive weeks

**Endpoints:**

**Adverse reaction of erythema and edema scoring:**

0 = no reaction
1 = erythema throughout at least ¾ of site
2 = erythema and induration throughout at least ¾ of site
3 = erythema, induration & vesicles
4 = erythema, induration & bullae

## Trial Results:

**No adverse reactions of any kind** were reported during the study

(580+ applications across all subjects)

GX-03 has been FDA cleared as **non-cytotoxic**, **non-sensitizing** and **non-irritating**

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35 Appendix Stage 1 Subgroup Analysis

36 Moderate-Severe AD: Assessing for Stage 2 EASI Enrichment IGA 3/4 & Baseline EASI ≥ 10 36 Baseline Characteristics GX-03 n=9 Vehicle n=4 Mean EASI (SD) 22.1 (10.8) 14.8 (3.51) Mean vIGA (SD) 3.44 (0.49) 3.25 (0.43) Endpoint GX-03 (n=9) Vehicle (n=4) Treatment Difference Week 4 vIGA-AD Success vIGA of 0/1 with ≥ 2 grade improvement 55.6% (5/9) 25.0% (1/4) Δ 30.6% Week 4 EASI-75 88.9% (8/9) 50.0% (2/4) Δ 38.9% Week 8 EASI-90 77.8% (7/9) 50.0% (2/4) Δ 27.8% Week 8 EASI-100 44.4% (4/9) 50.0% (2/4) Δ -5.6% Baseline characteristics favor Vehicle

37 Interim Analysis – EASI 1.1 – 7 Subgroup Presents as Meaningful on Key Disease Clearance Endpoints 37 Endpoints GX-03 (n=14) Vehicle (n=18) Treatment Difference Week 4 vIGA-AD Success vIGA of 0/1 with ≥ 2 grade improvement 71.4% (10/14) 33.3% (6/18) Δ 38.1% Week 4 EASI-100 28.6% (4/14) 5.6% (1/18) Δ 23.1% Week 8 EASI-100 35.7% (5/14) 11.1% (2/18) Δ 24.6% Baseline Characteristics GX-03 n=14 Vehicle n=18 Mean EASI (SD) 3.59 (1.71) 3.99 (1.70) Mean vIGA (SD) 3 (0.69) 3 (0.79) Balanced Population Baseline disease severity was well balanced between treatment groups, supporting interpretation of the observed treatment differences.